UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08464

High Income Opportunities Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 84.1%

Security	Principal Amount (000’s omitted)*	Value

Aerospace — 0.7%
Booz Allen Hamilton, Inc., 5.125%, 5/1/25(1)	735	$746,944
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25(1)	1,775	1,877,062
Orbital ATK, Inc., 5.25%, 10/1/21	1,415	1,468,063
Orbital ATK, Inc., 5.50%, 10/1/23	555	578,588
TransDigm, Inc., 6.00%, 7/15/22	5,055	5,219,287
TransDigm, Inc., 6.375%, 6/15/26	85	85,850
TransDigm, Inc., 6.50%, 7/15/24	2,965	3,053,950

		$13,029,744

Air Transportation — 0.1%
VistaJet Malta Finance PLC/VistaJet Co. Finance, LLC, 7.75%, 6/1/20(1)	2,770	$2,264,475

		$2,264,475

Automotive & Auto Parts — 0.9%
American Axle & Manufacturing, Inc., 5.125%, 2/15/19	660	$667,475
American Axle & Manufacturing, Inc., 6.25%, 4/1/25(1)	1,730	1,725,675
American Axle & Manufacturing, Inc., 6.50%, 4/1/27(1)	1,420	1,412,900
American Tire Distributors, Inc., 10.25%, 3/1/22(1)	3,050	3,145,312
General Motors Financial Co., Inc., 3.25%, 5/15/18	340	344,520
General Motors Financial Co., Inc., 4.75%, 8/15/17	320	322,694
General Motors Financial Co., Inc., 6.75%, 6/1/18	1,375	1,445,265
Navistar International Corp., 8.25%, 11/1/21	4,475	4,553,312
ZF North America Capital, Inc., 4.00%, 4/29/20(1)	1,280	1,337,600
ZF North America Capital, Inc., 4.50%, 4/29/22(1)	770	811,388
ZF North America Capital, Inc., 4.75%, 4/29/25(1)	675	704,579

		$16,470,720

Banks & Thrifts — 0.8%
Ally Financial, Inc., 3.50%, 1/27/19	1,200	$1,218,000
Ally Financial, Inc., 6.25%, 12/1/17	1,795	1,842,119
CIT Group, Inc., 5.00%, 8/1/23	4,300	4,633,250
CIT Group, Inc., 5.375%, 5/15/20	835	900,756
CIT Group, Inc., 5.50%, 2/15/19(1)	490	518,788
JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(2)(3)	4,805	5,426,046

		$14,538,959

Security	Principal Amount (000’s omitted)*	Value

Broadcasting — 1.0%
CBS Radio, Inc., 7.25%, 11/1/24(1)	2,290	$2,496,100
EW Scripps Co. (The), 5.125%, 5/15/25(1)	735	756,131
iHeartCommunications, Inc., 11.25%, 3/1/21	1,500	1,158,750
Netflix, Inc., 5.50%, 2/15/22	1,790	1,924,250
Netflix, Inc., 5.875%, 2/15/25	2,155	2,343,563
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)	6,775	7,266,187
Tribune Media Co., 5.875%, 7/15/22	2,400	2,533,248

		$18,478,229

Building Materials — 1.5%
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/21(1)	3,695	$3,861,275
Builders FirstSource, Inc., 5.625%, 9/1/24(1)	2,285	2,379,256
Builders FirstSource, Inc., 10.75%, 8/15/23(1)	1,255	1,471,488
FBM Finance, Inc., 8.25%, 8/15/21(1)	3,190	3,457,131
HD Supply, Inc., 5.25%, 12/15/21(1)	1,630	1,725,762
HD Supply, Inc., 5.75%, 4/15/24(1)	2,435	2,593,275
Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	2,885	2,762,387
Rexel S.A., 5.25%, 6/15/20(1)	1,782	1,827,664
Standard Industries, Inc., 5.50%, 2/15/23(1)	2,935	3,059,737
Standard Industries, Inc., 6.00%, 10/15/25(1)	3,340	3,582,150
USG Corp., 5.50%, 3/1/25(1)	345	363,544

		$27,083,669

Cable / Satellite TV — 7.0%
Altice Financing S.A., 6.50%, 1/15/22(1)	395	$415,244
Altice Financing S.A., 6.625%, 2/15/23(1)	2,970	3,151,913
Altice Luxembourg S.A., 7.625%, 2/15/25(1)	2,740	2,935,225
Altice Luxembourg S.A., 7.75%, 5/15/22(1)	6,760	7,199,400
Altice US Finance I Corp., 5.375%, 7/15/23(1)	970	1,016,075
Altice US Finance I Corp., 5.50%, 5/15/26(1)	4,205	4,357,431
Cablevision Systems Corp., 5.875%, 9/15/22	2,915	2,998,806
Cablevision Systems Corp., 7.75%, 4/15/18	1,470	1,541,663
Cablevision Systems Corp., 8.00%, 4/15/20	5,451	6,101,740
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.25%, 9/30/22	2,165	2,251,600
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.375%, 5/1/25(1)	3,855	4,028,475
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.50%, 5/1/26(1)	3,000	3,155,640
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 1/15/24	2,010	2,120,550
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26(1)	2,725	2,901,253

15	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)*	Value

Cable / Satellite TV (continued)
CCO Holdings, LLC/CCO Holdings Capital Corp., 5.875%, 4/1/24(1)		7,860	$8,429,850
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(1)		235	241,463
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 6.375%, 9/15/20(1)		5,404	5,583,035
CSC Holdings, LLC, 5.25%, 6/1/24		385	390,532
CSC Holdings, LLC, 6.75%, 11/15/21		5,020	5,534,550
CSC Holdings, LLC, 8.625%, 2/15/19		1,020	1,126,131
CSC Holdings, LLC, 10.125%, 1/15/23(1)		8,485	9,863,812
CSC Holdings, LLC, 10.875%, 10/15/25(1)		4,595	5,531,231
DISH DBS Corp., 5.875%, 7/15/22		2,515	2,670,402
DISH DBS Corp., 5.875%, 11/15/24		420	442,050
DISH DBS Corp., 6.75%, 6/1/21		3,625	3,951,250
DISH DBS Corp., 7.75%, 7/1/26		2,950	3,462,562
SFR Group S.A., 6.00%, 5/15/22(1)		9,035	9,452,869
SFR Group S.A., 6.25%, 5/15/24(1)		585	607,669
SFR Group S.A., 7.375%, 5/1/26(1)		3,450	3,644,062
Unitymedia GmbH, 6.125%, 1/15/25(1)		935	1,002,890
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)		2,370	2,476,650
Virgin Media Finance PLC, 5.75%, 1/15/25(1)		1,930	1,975,838
Virgin Media Finance PLC, 6.375%, 4/15/23(1)		2,240	2,360,400
Virgin Media Secured Finance PLC, 5.25%, 1/15/26(1)		2,610	2,652,413
Virgin Media Secured Finance PLC, 5.50%, 8/15/26(1)		4,320	4,422,600
VTR Finance B.V., 6.875%, 1/15/24(1)		4,615	4,914,975
Ziggo Bond Finance B.V., 5.875%, 1/15/25(1)		1,225	1,263,281
Ziggo Bond Finance B.V., 6.00%, 1/15/27(1)		4,005	4,095,112

			$130,270,642

Capital Goods — 1.0%
Anixter, Inc., 5.50%, 3/1/23		2,335	$2,483,856
Welbilt, Inc., 9.50%, 2/15/24		8,120	9,419,200
Wittur International Holding GmbH, 8.50%, 2/15/23(1)	EUR	5,800	6,557,224

			$18,460,280

Chemicals — 1.7%
Alpha 3 B.V./Alpha US Bidco, Inc., 6.25%, 2/1/25(1)		1,490	$1,519,800
CF Industries, Inc., 4.95%, 6/1/43		2,315	1,955,411
Chemours Co. (The), 7.00%, 5/15/25		1,295	1,429,356
Platform Specialty Products Corp., 6.50%, 2/1/22(1)		5,620	5,788,600
Platform Specialty Products Corp., 10.375%, 5/1/21(1)		1,995	2,226,919
PQ Corp., 6.75%, 11/15/22(1)		900	978,741
SPCM S.A., 4.875%, 9/15/25(1)		1,185	1,201,294

Security		Principal Amount (000’s omitted)*	Value

Chemicals (continued)
Tronox Finance, LLC, 6.375%, 8/15/20		7,490	$7,649,162
Tronox Finance, LLC, 7.50%, 3/15/22(1)		2,620	2,751,000
Valvoline, Inc., 5.50%, 7/15/24(1)		835	885,100
Versum Materials, Inc., 5.50%, 9/30/24(1)		2,790	2,905,087
W.R. Grace & Co., 5.125%, 10/1/21(1)		2,270	2,443,088
W.R. Grace & Co., 5.625%, 10/1/24(1)		525	571,594

			$32,305,152

Consumer Products — 1.7%
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)		3,490	$3,533,625
Central Garden & Pet Co., 6.125%, 11/15/23		6,300	6,756,750
HRG Group, Inc., 7.875%, 7/15/19		6,550	6,813,637
Prestige Brands, Inc., 6.375%, 3/1/24(1)		5,706	6,133,950
Scotts Miracle-Gro Co. (The), 6.00%, 10/15/23		925	993,219
Spectrum Brands, Inc., 5.75%, 7/15/25		1,685	1,814,593
Tempur Sealy International, Inc., 5.50%, 6/15/26		865	862,838
Tempur Sealy International, Inc., 5.625%, 10/15/23		1,910	1,961,570
Vista Outdoor, Inc., 5.875%, 10/1/23		3,365	3,365,000

			$32,235,182

Containers — 2.3%
ARD Finance S.A., 6.625%, 9/15/23(1)(4)	EUR	2,585	$2,933,753
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.25%, 9/15/22(1)		1,540	1,573,418
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.625%, 5/15/23(1)		3,625	3,715,625
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 6/30/21(1)		385	400,400
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, 2/15/25(1)		5,270	5,461,038
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24(1)		6,145	6,713,413
Berry Plastics Corp., 6.00%, 10/15/22		1,770	1,887,263
BWAY Holding Co., 5.50%, 4/15/24(1)		4,355	4,414,881
BWAY Holding Co., 7.25%, 4/15/25(1)		4,445	4,450,556
Owens-Brockway Glass Container, Inc., 5.875%, 8/15/23(1)		3,985	4,271,422
Owens-Brockway Glass Container, Inc., 6.375%, 8/15/25(1)		995	1,083,928
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 5.125%, 7/15/23(1)		2,635	2,750,281
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 6.875%, 2/15/21		1,202	1,236,857
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC, 7.00%, 7/15/24(1)		2,075	2,237,109

			$43,129,944

16	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)*	Value

Diversified Financial Services — 2.3%
Aircastle, Ltd., 5.00%, 4/1/23	1,310	$1,401,700
Alliance Data Systems Corp., 5.875%, 11/1/21(1)	3,810	3,952,875
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	5,880	5,997,600
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	1,795	1,862,313
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 2/1/22(1)	2,030	2,116,275
MSCI, Inc., 5.75%, 8/15/25(1)	1,275	1,380,188
Navient Corp., 4.875%, 6/17/19	40	41,396
Navient Corp., 5.50%, 1/15/19	2,490	2,592,712
Navient Corp., 6.50%, 6/15/22	2,805	2,903,175
Navient Corp., 7.25%, 1/25/22	45	48,094
Navient Corp., 8.00%, 3/25/20	6,065	6,686,662
Park Aerospace Holdings, Ltd., 5.25%, 8/15/22(1)	8,490	8,999,400
Park Aerospace Holdings, Ltd., 5.50%, 2/15/24(1)	4,985	5,284,100

		$43,266,490

Diversified Media — 1.0%
Clear Channel Worldwide Holdings, Inc., Series A, 6.50%, 11/15/22	1,095	$1,122,375
Clear Channel Worldwide Holdings, Inc., Series B, 6.50%, 11/15/22	2,125	2,212,656
Clear Channel Worldwide Holdings, Inc., Series A, 7.625%, 3/15/20	445	443,888
IAC/InterActiveCorp, 4.875%, 11/30/18	1,451	1,471,677
MDC Partners, Inc., 6.50%, 5/1/24(1)	12,220	11,975,600
National CineMedia, LLC, 6.00%, 4/15/22	1,215	1,254,487

		$18,480,683

Energy — 12.4%
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.50%, 5/20/25	3,170	$3,217,550
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.625%, 5/20/24	800	818,000
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.75%, 5/20/27	1,860	1,873,950
AmeriGas Partners, L.P./AmeriGas Finance Corp., 5.875%, 8/20/26	1,615	1,647,300
Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.375%, 9/15/24(1)	1,585	1,628,588
Antero Resources Corp., 5.375%, 11/1/21	7,225	7,486,906
Antero Resources Corp., 5.625%, 6/1/23	2,295	2,372,456
Blue Racer Midstream, LLC/Blue Racer Finance Corp., 6.125%, 11/15/22(1)	765	786,994
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	5,530	5,834,150

Security	Principal Amount (000’s omitted)*	Value

Energy (continued)
Cheniere Corpus Christi Holdings, LLC, 5.875%, 3/31/25(1)	4,370	$4,670,437
Cheniere Corpus Christi Holdings, LLC, 7.00%, 6/30/24(1)	5,095	5,718,526
Chesapeake Energy Corp., 8.00%, 12/15/22(1)	1,320	1,395,900
Concho Resources, Inc., 5.50%, 4/1/23	5,045	5,256,259
Continental Resources, Inc., 4.50%, 4/15/23	2,490	2,465,100
CrownRock, L.P./CrownRock Finance, Inc., 7.125%, 4/15/21(1)	3,445	3,569,881
CrownRock, L.P./CrownRock Finance, Inc., 7.75%, 2/15/23(1)	4,509	4,847,175
CVR Refining, LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22	3,850	3,927,000
Denbury Resources, Inc., 5.50%, 5/1/22	715	536,250
Denbury Resources, Inc., 9.00%, 5/15/21(1)	4,820	5,109,200
Diamondback Energy, Inc., 4.75%, 11/1/24(1)	1,080	1,088,100
Diamondback Energy, Inc., 5.375%, 5/31/25(1)	2,870	2,984,800
Endeavor Energy Resources, L.P./EER Finance, Inc., 7.00%, 8/15/21(1)	5,745	6,003,525
Endeavor Energy Resources, L.P./EER Finance, Inc., 8.125%, 9/15/23(1)	1,035	1,107,450
Energy Transfer Equity, L.P., 5.875%, 1/15/24	1,610	1,742,825
Energy Transfer Equity, L.P., 7.50%, 10/15/20	1,780	2,014,737
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24(1)	1,845	1,939,556
EP Energy, LLC/Everest Acquisition Finance, Inc., 8.00%, 2/15/25(1)	1,370	1,226,150
Extraction Oil & Gas Holdings, LLC/Extraction Finance Corp., 7.875%, 7/15/21(1)	3,730	3,925,825
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	4,670	4,856,800
Gulfport Energy Corp., 6.00%, 10/15/24(1)	5,890	5,831,100
Gulfport Energy Corp., 6.625%, 5/1/23	5,945	6,049,037
Halcon Resources Corp., 6.75%, 2/15/25(1)	4,240	4,091,600
Holly Energy Partners, L.P./Holly Energy Finance Corp., 6.00%, 8/1/24(1)	1,165	1,237,813
Matador Resources Co., 6.875%, 4/15/23	3,970	4,208,200
Murphy Oil Corp., 6.875%, 8/15/24	1,115	1,190,263
Newfield Exploration Co., 5.375%, 1/1/26	2,285	2,407,819
Newfield Exploration Co., 5.625%, 7/1/24	2,480	2,633,462
Newfield Exploration Co., 5.75%, 1/30/22	2,400	2,562,000
Noble Holding International, Ltd., 7.75%, 1/15/24	2,915	2,674,512
Oasis Petroleum, Inc., 6.50%, 11/1/21	935	949,025
Oasis Petroleum, Inc., 6.875%, 3/15/22	900	915,750
Oasis Petroleum, Inc., 6.875%, 1/15/23	4,625	4,694,375
Parsley Energy, LLC/Parsley Finance Corp., 5.25%, 8/15/25(1)	1,410	1,427,625

17	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)*	Value

Energy (continued)
Parsley Energy, LLC/Parsley Finance Corp., 5.375%, 1/15/25(1)	2,625	$2,664,375
Parsley Energy, LLC/Parsley Finance Corp., 6.25%, 6/1/24(1)	2,935	3,118,437
PBF Holding Co., LLC/PBF Finance Corp., 7.00%, 11/15/23	5,030	5,130,600
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	2,530	2,593,250
PBF Logistics, L.P./PBF Logistics Finance Corp., 6.875%, 5/15/23	5,230	5,386,900
PDC Energy, Inc., 6.125%, 9/15/24(1)	790	813,700
Precision Drilling Corp., 6.50%, 12/15/21	475	483,313
Precision Drilling Corp., 6.625%, 11/15/20	939	957,634
Precision Drilling Corp., 7.75%, 12/15/23(1)	195	207,675
Resolute Energy Corp., 8.50%, 5/1/20	1,485	1,518,413
Rice Energy, Inc., 7.25%, 5/1/23	2,260	2,452,100
RSP Permian, Inc., 6.625%, 10/1/22	4,980	5,272,575
Seven Generations Energy, Ltd., 6.75%, 5/1/23(1)	11,135	11,858,775
Seven Generations Energy, Ltd., 6.875%, 6/30/23(1)	1,890	2,012,850
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	4,290	4,504,500
SM Energy Co., 5.625%, 6/1/25	1,850	1,776,000
SM Energy Co., 6.125%, 11/15/22	3,285	3,350,700
SM Energy Co., 6.50%, 11/15/21	1,895	1,947,113
SM Energy Co., 6.50%, 1/1/23	2,820	2,876,400
SM Energy Co., 6.75%, 9/15/26	1,580	1,599,750
Southwestern Energy Co., 7.50%, 2/1/18	767	802,474
Sunoco, L.P./Sunoco Finance Corp., 6.375%, 4/1/23	1,250	1,334,375
Tervita Escrow Corp., 7.625%, 12/1/21(1)	3,510	3,624,075
Tesoro Corp., 5.375%, 10/1/22	1,970	2,058,650
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	640	681,600
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.25%, 10/15/22	1,530	1,648,575
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp., 6.375%, 5/1/24	1,775	1,948,062
Trinidad Drilling, Ltd., 6.625%, 2/15/25(1)	1,735	1,752,350
Weatherford International, Ltd., 8.25%, 6/15/23	755	820,119
Weatherford International, Ltd., 9.875%, 2/15/24(1)	1,765	2,065,050
Whiting Petroleum Corp., 5.00%, 3/15/19	875	888,125
Whiting Petroleum Corp., 5.75%, 3/15/21	500	500,000
WildHorse Resource Development Corp., 6.875%, 2/1/25(1)	5,015	4,826,937
Williams Cos., Inc. (The), 3.70%, 1/15/23	3,295	3,262,050
Williams Cos., Inc. (The), 4.55%, 6/24/24	3,244	3,337,265
Williams Cos., Inc. (The), 5.75%, 6/24/44	2,910	3,026,400

Security	Principal Amount (000’s omitted)*	Value

Energy (continued)
Williams Partners, L.P./ACMP Finance Corp., 4.875%, 3/15/24	3,270	$3,400,800
WPX Energy, Inc., 7.50%, 8/1/20	1,860	1,980,900

		$229,406,838

Entertainment / Film — 0.2%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26(1)	1,900	$1,939,187
AMC Entertainment Holdings, Inc., 6.125%, 5/15/27(1)	500	511,875
Regal Entertainment Group, 5.75%, 3/15/22	1,065	1,115,588

		$3,566,650

Environmental — 0.8%
Advanced Disposal Services, Inc., 5.625%, 11/15/24(1)	3,075	$3,171,094
Clean Harbors, Inc., 5.125%, 6/1/21	1,180	1,209,984
Covanta Holding Corp., 5.875%, 3/1/24	2,710	2,730,325
Covanta Holding Corp., 5.875%, 7/1/25	1,835	1,835,000
Covanta Holding Corp., 6.375%, 10/1/22	2,845	2,933,906
GFL Environmental, Inc., 9.875%, 2/1/21(1)	2,305	2,489,400

		$14,369,709

Food & Drug Retail — 1.0%
AdvancePierre Foods Holdings, Inc., 5.50%, 12/15/24(1)	2,205	$2,464,087
Albertsons Cos., LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s, LLC, 6.625%, 6/15/24(1)	1,770	1,814,250
Rite Aid Corp., 6.125%, 4/1/23(1)	6,815	6,780,925
Safeway, Inc., 7.25%, 2/1/31	3,750	3,646,875
Safeway, Inc., 7.45%, 9/15/27	3,054	3,031,095

		$17,737,232

Food / Beverage / Tobacco — 2.4%
Chobani, LLC/Chobani Finance Corp., Inc., 7.50%, 4/15/25(1)	1,025	$1,060,875
Dean Foods Co., 6.50%, 3/15/23(1)	8,200	8,671,500
Dole Food Co., Inc., 7.25%, 6/15/25(1)	4,110	4,279,537
Nature’s Bounty Co. (The), 7.625%, 5/15/21(1)	5,820	6,198,300
Performance Food Group, Inc., 5.50%, 6/1/24(1)	515	534,313
Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/24	1,075	1,151,594
Post Holdings, Inc., 5.00%, 8/15/26(1)	4,490	4,478,775
Post Holdings, Inc., 5.50%, 3/1/25(1)	4,300	4,515,000

18	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)*	Value

Food / Beverage / Tobacco (continued)
Post Holdings, Inc., 6.00%, 12/15/22(1)	1,250	$1,339,062
Post Holdings, Inc., 7.75%, 3/15/24(1)	1,880	2,098,550
Post Holdings, Inc., 8.00%, 7/15/25(1)	940	1,073,950
TreeHouse Foods, Inc., 6.00%, 2/15/24(1)	4,565	4,884,550
US Foods, Inc., 5.875%, 6/15/24(1)	3,725	3,911,250
WhiteWave Foods Co. (The), 5.375%, 10/1/22	920	1,035,000

		$45,232,256

Gaming — 2.9%
Buffalo Thunder Development Authority, 11.00%, 12/9/22(1)	2,685	$1,114,225
Eldorado Resorts, Inc., 6.00%, 4/1/25(1)	1,010	1,047,875
Gateway Casinos & Entertainment, Ltd., 8.25%, 3/1/24(1)	8,855	9,076,375
GLP Capital, L.P./GLP Financing II, Inc., 4.375%, 4/15/21	840	882,000
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	2,470	2,642,900
GLP Capital, L.P./GLP Financing II, Inc., 5.375%, 4/15/26	3,550	3,754,125
International Game Technology PLC, 6.50%, 2/15/25(1)	720	792,000
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26	2,390	2,392,988
MGM Growth Properties Operating Partnership, L.P./MGP Finance Co-Issuer, Inc., 5.625%, 5/1/24	2,505	2,714,794
MGM Resorts International, 6.00%, 3/15/23	1,970	2,157,150
MGM Resorts International, 6.625%, 12/15/21	2,840	3,195,000
MGM Resorts International, 7.75%, 3/15/22	3,900	4,553,250
Penn National Gaming, Inc., 5.625%, 1/15/27(1)	1,015	1,025,150
Scientific Games International, Inc., 7.00%, 1/1/22(1)	4,020	4,313,942
Scientific Games International, Inc., 10.00%, 12/1/22	2,545	2,766,415
Station Casinos, LLC, 7.50%, 3/1/21	780	814,125
Studio City Co., Ltd., 7.25%, 11/30/21(1)	1,895	2,036,178
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 5.875%, 5/15/25(1)(5)	2,985	2,996,194
Sugarhouse HSP Gaming Property, L.P./Sugarhouse HSP Gaming Finance Corp., 6.375%, 6/1/21(1)	4,100	4,181,282
Tunica-Biloxi Gaming Authority, 9.00%, 11/15/15(1)(6)	3,605	1,351,875

		$53,807,843

Health Care — 9.4%
Acadia Healthcare Co., Inc., 5.625%, 2/15/23	1,025	$1,065,734
Acadia Healthcare Co., Inc., 6.50%, 3/1/24	1,195	1,269,688
Alere, Inc., 6.375%, 7/1/23(1)	5,575	6,097,656
Alere, Inc., 6.50%, 6/15/20	1,489	1,529,948

Security		Principal Amount (000’s omitted)*	Value

Health Care (continued)
Alere, Inc., 7.25%, 7/1/18		515	$520,472
Centene Corp., 4.75%, 5/15/22		885	922,613
Centene Corp., 4.75%, 1/15/25		5,365	5,465,594
Centene Corp., 5.625%, 2/15/21		2,250	2,370,937
Centene Corp., 6.125%, 2/15/24		3,740	4,039,200
CHS/Community Health Systems, Inc., 6.25%, 3/31/23		6,460	6,597,275
CHS/Community Health Systems, Inc., 7.125%, 7/15/20		3,985	3,591,481
Eagle Holding Co. II, LLC, 7.625%, 5/15/22(1)(4)(5)		2,945	3,011,262
Envision Healthcare Corp., 5.625%, 7/15/22		2,325	2,407,305
Envision Healthcare Corp., 6.25%, 12/1/24(1)		3,700	3,903,500
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)		1,510	1,617,588
Fresenius Medical Care US Finance II, Inc., 5.875%, 1/31/22(1)		1,260	1,387,575
Grifols S.A., 3.20%, 5/1/25(1)	EUR	10,000	10,844,305
HCA, Inc., 4.50%, 2/15/27		795	804,532
HCA, Inc., 5.25%, 6/15/26		4,595	4,910,906
HCA, Inc., 5.875%, 2/15/26		12,010	12,790,650
HCA, Inc., 6.50%, 2/15/20		505	555,530
HCA, Inc., 7.50%, 2/15/22		1,530	1,763,937
HCA Healthcare, Inc., 6.25%, 2/15/21		1,030	1,120,125
Hologic, Inc., 5.25%, 7/15/22(1)		3,260	3,447,450
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/1/24(1)		5,335	5,535,062
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, 6.375%, 8/1/23(1)		8,420	8,798,900
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)		2,360	2,522,250
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)		2,195	2,469,375
MEDNAX, Inc., 5.25%, 12/1/23(1)		1,645	1,686,125
MPH Acquisition Holdings, LLC, 7.125%, 6/1/24(1)		18,175	19,583,562
Opal Acquisition, Inc., 8.875%, 12/15/21(1)		1,645	1,517,513
PRA Holdings, Inc., 9.50%, 10/1/23(1)		4,146	4,602,060
Surgical Care Affiliates, Inc., 6.00%, 4/1/23(1)		4,310	4,672,471
Teleflex, Inc., 4.875%, 6/1/26		1,025	1,045,500
Teleflex, Inc., 5.25%, 6/15/24		845	874,575
Tenet Healthcare Corp., 6.00%, 10/1/20		1,615	1,703,825
Tenet Healthcare Corp., 6.75%, 6/15/23		2,105	2,015,538
Tenet Healthcare Corp., 7.50%, 1/1/22(1)		1,435	1,539,038
Tenet Healthcare Corp., 8.125%, 4/1/22		4,415	4,503,300
Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23(1)		4,890	3,636,937

19	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)*	Value

Health Care (continued)
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	9,845	$8,503,619
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22(1)	3,580	3,673,975
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18(1)	86	85,946
Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24(1)	5,030	5,143,175
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	1,530	1,273,725
WellCare Health Plans, Inc., 5.25%, 4/1/25	6,970	7,266,225

		$174,687,959

Homebuilders / Real Estate — 0.8%
Greystar Real Estate Partners, LLC, 8.25%, 12/1/22(1)	2,855	$3,097,675
Mattamy Group Corp., 6.875%, 12/15/23(1)	5,225	5,447,062
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.375%, 6/15/19	1,860	1,925,100
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/24	2,565	2,712,487
William Lyon Homes, Inc., 5.875%, 1/31/25(1)	1,075	1,104,563

		$14,286,887

Hotels — 0.5%
ESH Hospitality, Inc., 5.25%, 5/1/25(1)	5,260	$5,338,900
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(1)	3,180	3,211,800
RHP Hotel Properties, L.P./RHP Finance Corp., 5.00%, 4/15/23	1,285	1,317,125

		$9,867,825

Insurance — 0.8%
Alliant Holdings Intermediate, LLC, 8.25%, 8/1/23(1)	3,780	$4,045,072
Hub Holdings, LLC/Hub Holdings Finance, Inc., 8.125%, 7/15/19(1)(4)	2,620	2,642,925
Hub International, Ltd., 7.875%, 10/1/21(1)	3,690	3,875,054
USI, Inc., 7.75%, 1/15/21(1)	4,745	4,842,747

		$15,405,798

Leisure — 0.6%
NCL Corp., Ltd., 4.625%, 11/15/20(1)	2,710	$2,791,300
NCL Corp., Ltd., 4.75%, 12/15/21(1)	2,840	2,918,100
Royal Caribbean Cruises, Ltd., 7.25%, 3/15/18	1,355	1,419,363
Viking Cruises, Ltd., 6.25%, 5/15/25(1)	1,820	1,760,850
Viking Cruises, Ltd., 8.50%, 10/15/22(1)	2,010	2,105,475

		$10,995,088

Security	Principal Amount (000’s omitted)*	Value

Metals / Mining — 3.8%
Alcoa Nederland Holding B.V., 6.75%, 9/30/24(1)	1,605	$1,763,895
Eldorado Gold Corp., 6.125%, 12/15/20(1)	9,000	9,292,500
Ferroglobe PLC/Globe Specialty Metals, Inc., 9.375%, 3/1/22(1)	5,830	6,106,925
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	1,390	1,445,600
First Quantum Minerals, Ltd., 7.25%, 5/15/22(1)	2,340	2,421,900
First Quantum Minerals, Ltd., 7.25%, 4/1/23(1)	2,260	2,306,612
First Quantum Minerals, Ltd., 7.50%, 4/1/25(1)	8,155	8,338,487
Freeport-McMoRan, Inc., 3.10%, 3/15/20	840	832,650
Freeport-McMoRan, Inc., 4.55%, 11/14/24	1,685	1,591,483
Hudbay Minerals, Inc., 7.25%, 1/15/23(1)	2,130	2,276,438
Hudbay Minerals, Inc., 7.625%, 1/15/25(1)	3,820	4,111,275
Imperial Metals Corp., 7.00%, 3/15/19(1)	935	887,081
Lundin Mining Corp., 7.875%, 11/1/22(1)	1,055	1,164,456
New Gold, Inc., 6.25%, 11/15/22(1)	8,739	8,957,475
Novelis Corp., 5.875%, 9/30/26(1)	3,480	3,584,400
Novelis Corp., 6.25%, 8/15/24(1)	2,390	2,533,400
Peabody Energy Corp., 6.00%, 3/31/22(1)	1,165	1,192,669
Peabody Energy Corp., 6.375%, 3/31/25(1)	1,465	1,496,131
SunCoke Energy, Inc., 7.625%, 8/1/19	89	88,110
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., 7.375%, 2/1/20	3,660	3,769,800
Teck Resources, Ltd., 5.20%, 3/1/42	665	637,988
Teck Resources, Ltd., 5.40%, 2/1/43	1,545	1,510,238
Teck Resources, Ltd., 6.00%, 8/15/40	745	770,144
Teck Resources, Ltd., 8.50%, 6/1/24(1)	2,510	2,914,737

		$69,994,394

Paper — 0.0%(7)
Domtar Corp., 10.75%, 6/1/17	520	$522,965

		$522,965

Publishing / Printing — 0.3%
McGraw-Hill Global Education Holdings, LLC/McGraw-Hill Global Education Finance, 7.875%, 5/15/24(1)	3,445	$3,367,487
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, 8/1/19(1)(4)	1,565	1,584,563

		$4,952,050

Railroad — 0.4%
Watco Cos., LLC/Watco Finance Corp., 6.375%, 4/1/23(1)	7,710	$8,018,400

		$8,018,400

20	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)*	Value

Restaurants — 1.0%
1011778 B.C. ULC/New Red Finance, Inc., 4.625%, 1/15/22(1)	3,680	$3,800,704
1011778 B.C. ULC/New Red Finance, Inc., 6.00%, 4/1/22(1)	5,540	5,789,300
Landry’s, Inc., 6.75%, 10/15/24(1)	2,585	2,714,250
NPC International, Inc./NPC Quality Burgers, Inc./NPC Operating Company B, Inc., 10.50%, 1/15/20	2,545	2,625,294
Yum! Brands, Inc., 3.75%, 11/1/21	1,955	1,996,544
Yum! Brands, Inc., 3.875%, 11/1/20	855	882,061
Yum! Brands, Inc., 3.875%, 11/1/23	265	262,681
Yum! Brands, Inc., 5.30%, 9/15/19	600	638,250

		$18,709,084

Services — 4.6%
Aramark Services, Inc., 5.125%, 1/15/24	3,695	$3,907,463
BlueLine Rental Finance Corp./BlueLine Rental, LLC, 9.25%, 3/15/24(1)	2,820	2,950,425
Carlson Travel, Inc., 6.75%, 12/15/23(1)	2,525	2,614,941
Carlson Travel, Inc., 9.50%, 12/15/24(1)	1,800	1,863,000
Cloud Crane, LLC, 10.125%, 8/1/24(1)	2,855	3,054,850
Deck Chassis Acquisition, Inc., 10.00%, 6/15/23(1)	3,880	4,263,150
FTI Consulting, Inc., 6.00%, 11/15/22	1,230	1,289,963
Gartner, Inc., 5.125%, 4/1/25(1)	2,910	3,019,125
Hertz Corp. (The), 5.50%, 10/15/24(1)	1,735	1,496,438
Hertz Corp. (The), 6.25%, 10/15/22	985	913,588
IHS Markit, Ltd., 5.00%, 11/1/22(1)	2,255	2,421,306
Laureate Education, Inc., 8.25%, 5/1/25(1)	5,920	6,097,600
Laureate Education, Inc., 9.25%, 9/1/19	5,050	5,211,852
Laureate Education, Inc., 9.25%, 9/1/19(1)	3,875	4,078,437
Prime Security Services Borrower, LLC/Prime Finance, Inc., 9.25%, 5/15/23(1)	4,985	5,458,575
Reliance Intermediate Holdings, L.P., 6.50%, 4/1/23(1)	6,665	7,231,525
Ritchie Bros Auctioneers, Inc., 5.375%, 1/15/25(1)	1,470	1,521,450
Sabre GLBL, Inc., 5.25%, 11/15/23(1)	2,535	2,636,400
Sabre GLBL, Inc., 5.375%, 4/15/23(1)	905	945,725
ServiceMaster Co., LLC (The), 7.10%, 3/1/18	1,582	1,641,626
ServiceMaster Co., LLC (The), 7.45%, 8/15/27	5,185	5,667,205
Team Health Holdings, Inc., 6.375%, 2/1/25(1)	4,310	4,218,412
TMS International Corp., 7.625%, 10/15/21(1)	2,780	2,814,750
United Rentals North America, Inc., 4.625%, 7/15/23	2,000	2,083,600
United Rentals North America, Inc., 6.125%, 6/15/23	1,020	1,068,450
United Rentals North America, Inc., 7.625%, 4/15/22	457	478,136
Vizient, Inc., 10.375%, 3/1/24(1)	5,685	6,523,537

		$85,471,529

Security	Principal Amount (000’s omitted)*	Value

Steel — 0.5%
Allegheny Technologies, Inc., 5.95%, 1/15/21	970	$965,150
Allegheny Technologies, Inc., 7.875%, 8/15/23	2,300	2,383,375
ArcelorMittal, 7.00%, 2/25/22	1,670	1,901,712
Steel Dynamics, Inc., 5.50%, 10/1/24	505	534,669
United States Steel Corp., 8.375%, 7/1/21(1)	2,540	2,803,525
Zekelman Industries, Inc., 9.875%, 6/15/23(1)	295	334,088

		$8,922,519

Super Retail — 2.2%
Dollar Tree, Inc., 5.25%, 3/1/20	1,880	$1,936,400
Dollar Tree, Inc., 5.75%, 3/1/23	4,350	4,637,100
Hot Topic, Inc., 9.25%, 6/15/21(1)	4,830	4,938,675
L Brands, Inc., 6.875%, 11/1/35	5,010	4,964,910
L Brands, Inc., 8.50%, 6/15/19	3,620	4,054,400
Michaels Stores, Inc., 5.875%, 12/15/20(1)	1,340	1,376,850
Murphy Oil USA, Inc., 5.625%, 5/1/27	1,190	1,222,725
Murphy Oil USA, Inc., 6.00%, 8/15/23	3,995	4,214,725
Party City Holdings, Inc., 6.125%, 8/15/23(1)	3,085	3,192,975
PVH Corp., 7.75%, 11/15/23	3,385	3,977,375
Sally Holdings, LLC/Sally Capital, Inc., 5.625%, 12/1/25	1,065	1,104,937
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	850	877,625
Sonic Automotive, Inc., 6.125%, 3/15/27(1)	4,675	4,721,750

		$41,220,447

Technology — 7.9%
Avaya, Inc., 9.00%, 4/1/19(1)(6)	1,380	$1,166,100
Camelot Finance S.A., 7.875%, 10/15/24(1)	2,465	2,649,875
CommScope, Inc., 5.50%, 6/15/24(1)	2,500	2,632,813
CommScope Technologies, LLC, 5.00%, 3/15/27(1)	2,820	2,851,725
CommScope Technologies, LLC, 6.00%, 6/15/25(1)	3,245	3,476,206
Dell International, LLC/EMC Corp., 5.45%, 6/15/23(1)	2,490	2,693,035
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	3,940	4,186,250
Dell International, LLC/EMC Corp., 6.02%, 6/15/26(1)	6,685	7,376,303
Dell International, LLC/EMC Corp., 7.125%, 6/15/24(1)	4,190	4,633,599
First Data Corp., 5.00%, 1/15/24(1)	3,060	3,141,090
First Data Corp., 5.375%, 8/15/23(1)	4,880	5,087,400
First Data Corp., 7.00%, 12/1/23(1)	9,365	10,064,565
Infor (US), Inc., 5.75%, 8/15/20(1)	2,625	2,744,766
Infor (US), Inc., 6.50%, 5/15/22	4,485	4,686,825
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, 5/1/21(1)(4)	3,120	3,204,240
Match Group, Inc., 6.375%, 6/1/24	1,990	2,174,075
Micron Technology, Inc., 5.25%, 8/1/23(1)	1,845	1,918,800

21	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)*	Value

Technology (continued)
Micron Technology, Inc., 5.50%, 2/1/25	88	$92,400
Micron Technology, Inc., 7.50%, 9/15/23	3,335	3,743,538
Microsemi Corp., 9.125%, 4/15/23(1)	3,460	3,996,300
Nuance Communications, Inc., 5.375%, 8/15/20(1)	392	400,575
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	3,240	3,397,950
NXP B.V./NXP Funding, LLC, 4.625%, 6/1/23(1)	2,530	2,729,238
Rackspace Hosting, Inc., 8.625%, 11/15/24(1)	2,505	2,658,431
Riverbed Technology, Inc., 8.875%, 3/1/23(1)	9,065	9,382,275
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26(1)	8,995	9,782,062
Solera, LLC/Solera Finance, Inc., 10.50%, 3/1/24(1)	4,430	5,077,888
SS&C Technologies Holdings, Inc., 5.875%, 7/15/23	3,230	3,448,025
Symantec Corp., 5.00%, 4/15/25(1)	2,125	2,202,031
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp., 6.75%, 6/1/25(1)(5)	2,215	2,281,450
Veritas US, Inc./Veritas Bermuda, Ltd., 7.50%, 2/1/23(1)	5,420	5,731,650
Western Digital Corp., 7.375%, 4/1/23(1)	7,970	8,747,075
Western Digital Corp., 10.50%, 4/1/24	8,255	9,761,537
Zebra Technologies Corp., 7.25%, 10/15/22	8,020	8,691,675

		$146,811,767

Telecommunications — 7.7%
CenturyLink, Inc., 6.75%, 12/1/23	2,030	$2,182,250
CenturyLink, Inc., 7.50%, 4/1/24	5,410	5,890,137
Cincinnati Bell, Inc., 7.00%, 7/15/24(1)	1,590	1,686,990
Digicel, Ltd., 6.00%, 4/15/21(1)	3,915	3,738,825
Digicel, Ltd., 6.75%, 3/1/23(1)	3,345	3,198,656
Equinix, Inc., 5.375%, 5/15/27	2,160	2,262,146
Equinix, Inc., 5.875%, 1/15/26	3,890	4,201,200
Frontier Communications Corp., 6.25%, 9/15/21	2,985	2,776,050
Frontier Communications Corp., 6.875%, 1/15/25	1,950	1,642,875
Frontier Communications Corp., 7.625%, 4/15/24	285	245,813
Frontier Communications Corp., 8.875%, 9/15/20	2,210	2,341,208
Frontier Communications Corp., 10.50%, 9/15/22	3,870	3,913,538
Frontier Communications Corp., 11.00%, 9/15/25	2,445	2,368,594
Hughes Satellite Systems Corp., 5.25%, 8/1/26(1)	2,793	2,848,860
Hughes Satellite Systems Corp., 6.50%, 6/15/19	3,087	3,349,395
Hughes Satellite Systems Corp., 6.625%, 8/1/26(1)	3,175	3,270,250
Intelsat Jackson Holdings S.A., 5.50%, 8/1/23	4,255	3,653,981
Intelsat Jackson Holdings S.A., 7.25%, 10/15/20	3,325	3,129,490
Intelsat Jackson Holdings S.A., 7.50%, 4/1/21	195	179,400
Intelsat Jackson Holdings S.A., 8.00%, 2/15/24(1)	3,485	3,768,156
Level 3 Financing, Inc., 5.25%, 3/15/26	2,180	2,253,749
Level 3 Financing, Inc., 5.375%, 1/15/24	1,415	1,474,204
SBA Communications Corp., 4.875%, 9/1/24(1)	2,885	2,917,456

Security	Principal Amount (000’s omitted)*	Value

Telecommunications (continued)
Sprint Capital Corp., 6.875%, 11/15/28	5,760	$6,264,000
Sprint Communications, Inc., 6.00%, 11/15/22	255	266,316
Sprint Communications, Inc., 7.00%, 8/15/20	3,780	4,106,025
Sprint Communications, Inc., 9.00%, 11/15/18(1)	4,995	5,475,769
Sprint Corp., 7.125%, 6/15/24	2,270	2,474,300
Sprint Corp., 7.25%, 9/15/21	4,985	5,464,806
Sprint Corp., 7.625%, 2/15/25	3,285	3,675,094
Sprint Corp., 7.875%, 9/15/23	16,705	18,793,125
T-Mobile USA, Inc., 6.375%, 3/1/25	1,225	1,341,767
T-Mobile USA, Inc., 6.50%, 1/15/26	13,337	14,820,741
T-Mobile USA, Inc., 6.625%, 4/1/23	4,615	4,943,819
Uniti Group, Inc./CSL Capital, LLC, 8.25%, 10/15/23	515	552,178
Wind Acquisition Finance S.A., 4.75%, 7/15/20(1)	4,170	4,258,612
Zayo Group, LLC/Zayo Capital, Inc., 5.75%, 1/15/27(1)	1,805	1,920,069
Zayo Group, LLC/Zayo Capital, Inc., 6.00%, 4/1/23	1,980	2,113,650
Zayo Group, LLC/Zayo Capital, Inc., 6.375%, 5/15/25	2,655	2,880,675

		$142,644,169

Transportation Ex Air / Rail — 0.4%
CEVA Group, PLC, 7.00%, 3/1/21(1)	500	$450,000
CEVA Group, PLC, 9.00%, 9/1/21(1)	1,760	1,355,200
XPO Logistics, Inc., 6.125%, 9/1/23(1)	1,595	1,680,731
XPO Logistics, Inc., 6.50%, 6/15/22(1)	4,270	4,536,875

		$8,022,806

Utilities — 1.5%
AES Corp. (The), 5.50%, 3/15/24	1,330	$1,373,225
AES Corp. (The), 5.50%, 4/15/25	285	293,550
AES Corp. (The), 6.00%, 5/15/26	4,560	4,827,900
Calpine Corp., 5.25%, 6/1/26(1)	930	940,463
Calpine Corp., 5.375%, 1/15/23	610	603,900
Dynegy, Inc., 6.75%, 11/1/19	2,165	2,208,300
Dynegy, Inc., 7.375%, 11/1/22	3,085	2,969,312
Dynegy, Inc., 7.625%, 11/1/24	1,430	1,315,600
NRG Energy, Inc., 7.25%, 5/15/26	4,085	4,197,337
NRG Energy, Inc., 7.875%, 5/15/21	297	305,910
NRG Yield Operating, LLC, 5.00%, 9/15/26(1)	3,660	3,605,100
Pattern Energy Group, Inc., 5.875%, 2/1/24(1)	2,135	2,201,719
TerraForm Power Operating, LLC, 6.375%, 2/1/23(1)	345	357,938
TerraForm Power Operating, LLC, 6.625%, 6/15/25(1)	2,680	2,847,500

		$28,047,754

Total Corporate Bonds & Notes (identified cost $1,496,398,604)		$1,562,716,138

22	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Senior Floating-Rate Loans — 6.2%(8)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 0.1%
American Tire Distributors Holdings, Inc., Term Loan, 5.25%, Maturing 9/1/21	$1,960	$1,960,408

		$1,960,408

Capital Goods — 0.1%
Cortes NP Acquisition Corporation, Term Loan, 5.03%, Maturing 11/30/23	$2,709	$2,730,652

		$2,730,652

Chemicals — 0.0%(7)
Alpha 3 B.V., Term Loan, 4.15%, Maturing 1/31/24	$870	$876,254

		$876,254

Diversified Financial Services — 0.2%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l., Term Loan, 3.74%, Maturing 3/20/22	$3,335	$3,389,204

		$3,389,204

Energy — 0.4%
Chesapeake Energy Corporation, Term Loan, 8.55%, Maturing 8/23/21	$7,065	$7,644,916

		$7,644,916

Food / Beverage / Tobacco — 0.1%
Nature’s Bounty Co. (The), Term Loan, 4.65%, Maturing 5/5/23	$2,119	$2,130,934

		$2,130,934

Gaming — 0.3%
GLP Financing, LLC, Term Loan, 2.74%, Maturing 4/29/21	$4,150	$4,118,875
Lago Resort & Casino, LLC, Term Loan, 10.50%, Maturing 3/7/22	1,045	1,050,225

		$5,169,100

Health Care — 0.9%
inVentiv Health, Inc., Term Loan, 4.80%, Maturing 11/9/23	$3,726	$3,752,733
MPH Acquisition Holdings, LLC, Term Loan, 4.90%, Maturing 6/7/23	4,378	4,440,123
Press Ganey Holdings, Inc., Term Loan, 4.25%, Maturing 10/21/23	3,721	3,728,816

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Health Care (contined)
Press Ganey Holdings, Inc., Term Loan - Second Lien, 8.25%, Maturing 10/21/24	$3,900	$3,987,750
Vizient, Inc., Term Loan, 5.00%, Maturing 2/13/23	893	899,376

		$16,808,798

Metals / Mining — 0.3%
FMG Resources (August 2006) Pty. Ltd., Term Loan, 3.75%, Maturing 6/30/19	$1,512	$1,522,772
Peabody Energy Corporation, Term Loan, 5.50%, Maturing 3/31/22	3,375	3,390,467

		$4,913,239

Publishing / Printing — 0.1%
McGraw-Hill Global Education Holdings, LLC, Term Loan, 5.00%, Maturing 5/4/22	$2,005	$1,985,935

		$1,985,935

Services — 0.5%
Advantage Sales & Marketing, Inc., Term Loan - Second Lien, 7.50%, Maturing 7/25/22	$6,185	$5,937,600
Brickman Group, Ltd., LLC, Term Loan - Second Lien, 7.50%, Maturing 12/17/21	2,864	2,881,718

		$8,819,318

Super Retail — 0.6%
National Vision, Inc., Term Loan, 4.00%, Maturing 3/12/21	$3,880	$3,888,082
National Vision, Inc., Term Loan - Second Lien, 6.75%, Maturing 3/11/22	5,414	5,287,675
PetSmart, Inc., Term Loan, 4.02%, Maturing 3/11/22	1,568	1,447,460
rue21, Inc., Term Loan, 0.00%, Maturing 10/9/20(6)	3,883	640,684

		$11,263,901

Technology — 1.1%
EIG Investors Corp., Term Loan, 6.04%, Maturing 2/9/23	$6,634	$6,689,342
EIG Investors Corp., Term Loan, 6.53%, Maturing 11/9/19	2,420	2,437,992
Misys Europe S.A., Term Loan, Maturing 4/27/24(9)	1,825	1,815,875
Riverbed Technology, Inc., Term Loan, 4.25%, Maturing 4/24/22	832	831,622

23	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Technology (continued)
Solera, LLC, Term Loan, 4.25%, Maturing 3/3/23	$3,521	$3,549,728
Veritas US, Inc., Term Loan, 6.77%, Maturing 1/27/23	5,621	5,600,431

		$20,924,990

Telecommunications — 1.2%
Asurion, LLC, Term Loan, 4.25%, Maturing 8/4/22	$4,856	$4,895,851
Asurion, LLC, Term Loan - Second Lien, 8.50%, Maturing 3/3/21	9,100	9,261,143
Intelsat Jackson Holdings S.A., Term Loan, 3.89%, Maturing 6/30/19	3,250	3,216,824
Lonestar Intermediate Super Holdings, LLC, Term Loan, 10.00%, (10.00% Cash, 0.00% PIK), Maturing 8/31/21	4,350	4,529,437

		$21,903,255

Transportation Ex Air / Rail — 0.1%
CEVA Group PLC, Term Loan, 6.50%, Maturing 3/19/21	$500	$440,375
CEVA Intercompany B.V., Term Loan, 6.67%, Maturing 3/19/21	563	495,892
CEVA Logistics Canada, ULC, Term Loan, 6.67%, Maturing 3/19/21	97	85,499
CEVA Logistics US Holdings, Inc., Term Loan, 6.67%, Maturing 3/19/21	777	683,990

		$1,705,756

Utilities — 0.2%
Energy Future Intermediate Holding Co., LLC, DIP Loan, 4.30%, Maturing 6/30/17	$3,500	$3,523,403

		$3,523,403

Total Senior Floating-Rate Loans (identified cost $116,493,092)		$115,750,063

Convertible Bonds — 1.0%

Security	Principal Amount (000’s omitted)	Value

Health Care — 0.2%
NuVasive, Inc., 2.25%, 3/15/21	$1,500	$2,003,438
NuVasive, Inc., 2.75%, 7/1/17	1,220	2,102,975

		$4,106,413

Security	Principal Amount (000’s omitted)	Value

Utilities — 0.8%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$3,980	$3,932,738
NRG Yield, Inc., 3.50%, 2/1/19(1)	4,450	4,541,781
Pattern Energy Group, Inc., 4.00%, 7/15/20	5,175	5,255,859

		$13,730,378

Total Convertible Bonds (identified cost $15,807,305)		$17,836,791

Asset-Backed Securities — 0.4%

Security	Principal Amount (000’s omitted)	Value
Thunderbolt Aircraft Lease, Ltd., Series 2017-A, Class B, 5.75%, 5/17/32(1)(5)(10)	$8,050	$8,024,844

Total Asset-Backed Securities (identified cost $7,988,207)		$8,024,844

Commercial Mortgage-Backed Securities — 0.4%

Security	Principal Amount (000’s omitted)	Value
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30(1)	$6,855	$6,909,837

Total Commercial Mortgage-Backed Securities (identified cost $6,778,162)		$6,909,837

Common Stocks — 1.2%

Security	Shares	Value

Consumer Products — 0.0%(7)
HF Holdings, Inc.(11)(12)(13)	13,600	$208,624

		$208,624

Energy — 0.7%
Ascent CNR Corp., Class A(11)(12)(13)	6,273,462	$1,405,255
Bonanza Creek Energy, Inc. (11)(12)	50,907	2,227,923
Holly Energy Partners, L.P.	90,000	3,345,300
Nine Point Energy Holdings, Inc.(1)(11)(12)	26,261	386,247
Patterson-UTI Energy, Inc.	77,595	1,676,994
Seven Generations Energy, Ltd., Class A(11)	265,561	4,702,106

		$13,743,825

24	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Gaming — 0.2%
Melco Resorts & Entertainment, Ltd.	125,000	$2,743,750
New Cotai Participation Corp., Class B(11)(12)(13)	7	48,895

		$2,792,645

Health Care — 0.3%
Centene Corp.(11)	30,000	$2,232,000
Envision Healthcare Corp.(11)	70,100	3,927,703

		$6,159,703

Utilities — 0.0%(7)
NextEra Energy Partners L.P.	2,100	$72,765

		$72,765

Total Common Stocks (identified cost $23,092,038)		$22,977,562

Convertible Preferred Stocks — 0.0%(7)

Security	Shares	Value

Energy — 0.0%(7)
Nine Point Energy Holdings, Inc., Series A, 12.00%(1)(4)(12)	591	$591,000

Total Convertible Preferred Stocks (identified cost $591,000)		$591,000

Miscellaneous — 0.9%

Security	Principal Amount/ Shares	Value

Cable / Satellite TV — 0.0%
ACC Claims Holdings, LLC(11)(12)	8,415,190	$0

		$0

Energy — 0.0%
SemGroup Corp., Escrow Certificate(11)(12)	6,330,000	$0

		$0

Security	Principal Amount/ Shares	Value

Gaming — 0.9%
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(1)(11)	$1,190,644	$595
PGP Investors, LLC, Membership Interests(11)(12)(13)	25,714	17,074,282

		$17,074,877

Total Miscellaneous (identified cost $8,868,750)		$17,074,877

Short-Term Investments — 4.8%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.07%(14)	87,891,885	$87,918,252

Total Short-Term Investments (identified cost $87,911,685)		$87,918,252

Total Investments — 99.0% (identified cost $1,763,928,843)		$1,839,799,364

Other Assets, Less Liabilities — 1.0%		$17,843,506

Net Assets — 100.0%		$1,857,642,870

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2017, the aggregate value of these securities is $968,955,684 or 52.2% of the Portfolio’s net assets.

(2)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(3)	Security converts to floating rate after the indicated fixed-rate coupon period.

(4)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. The interest rate paid in additional principal is generally higher than the indicated cash rate.

(5)	When-issued/delayed delivery security.

(6)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(7)	Amount is less than 0.05%.

(8)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated

25	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(9)	This Senior Loan will settle after April 30, 2017, at which time the interest rate will be determined.
(10)	Multi-step coupon security. Interest rate represents the rate in effect at April 30, 2017.

(11)	Non-income producing security.

(12)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).
(13)	Restricted security (see Note 5).

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2017.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	4,715,619	CAD	6,415,954	State Street Bank and Trust Company	7/31/17	$9,019	$—
USD	20,444,669	EUR	18,720,681	State Street Bank and Trust Company	7/31/17	—	(40,849)

						$9,019	$(40,849)

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
USD	–	United States Dollar

26	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2017
Unaffiliated investments, at value (identified cost, $1,676,017,158)	$1,751,881,112
Affiliated investment, at value (identified cost, $87,911,685)	87,918,252
Cash	440,128
Foreign currency, at value (identified cost, $92,800)	92,830
Interest receivable	27,355,404
Dividends receivable from affiliated investment	62,587
Receivable for investments sold	10,990,989
Receivable for open forward foreign currency exchange contracts	9,019
Other assets	126,649
Total assets	$1,878,876,970

Liabilities
Payable for investments purchased	$4,183,597
Payable for when-issued/delayed delivery securities	16,138,795
Payable for open forward foreign currency exchange contracts	40,849
Payable to affiliates:
Investment adviser fee	650,478
Trustees’ fees	8,457
Accrued expenses	211,924
Total liabilities	$21,234,100
Net Assets applicable to investors’ interest in Portfolio	$1,857,642,870

Sources of Net Assets
Investors’ capital	$1,781,801,518
Net unrealized appreciation	75,841,352
Total	$1,857,642,870

27	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2017
Interest and other income (net of foreign taxes, $23,077)	$55,188,494
Dividends	533,999
Dividends from affiliated investment	255,105
Total investment income	$55,977,598

Expenses
Investment adviser fee	$3,951,846
Trustees’ fees and expenses	53,540
Custodian fee	251,217
Legal and accounting services	64,582
Miscellaneous	36,201
Total expenses	$4,357,386

Net investment income	$51,620,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$6,694,215
Investment transactions — affiliated investment	10,848
Swap contracts	61,425
Foreign currency and forward foreign currency exchange contract transactions	(281,498)
Net realized gain	$6,484,990
Change in unrealized appreciation (depreciation) —
Investments	$30,331,986
Investments — affiliated investment	(4,462)
Swap contracts	(59,096)
Foreign currency and forward foreign currency exchange contracts	(5,413)
Net change in unrealized appreciation (depreciation)	$30,263,015

Net realized and unrealized gain	$36,748,005

Net increase in net assets from operations	$88,368,217

28	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
From operations —
Net investment income	$51,620,212	$90,985,151
Net realized gain (loss) from investment transactions, securities sold short, swap contracts and foreign currency and forward foreign currency exchange contract transactions	6,484,990	(4,773,414)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	30,263,015	55,436,742
Net increase in net assets from operations	$88,368,217	$141,648,479
Capital transactions —
Contributions	$209,718,132	$800,483,383
Withdrawals	(317,079,665)	(353,632,789)
Net increase (decrease) in net assets from capital transactions	$(107,361,533)	$446,850,594

Net increase (decrease) in net assets	$(18,993,316)	$588,499,073

Net Assets
At beginning of period	$1,876,636,186	$1,288,137,113
At end of period	$1,857,642,870	$1,876,636,186

29	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Financial Highlights

	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2016	2015	2014	2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.48	%(2)	0.48%	0.52%	0.52%	0.54%	0.56%
Net investment income	5.73	%(2)	5.61%	5.58%	5.72%	6.34%	7.06%
Portfolio Turnover	23	%(3)	39%	38%	44%	62%	76%

Total Return	4.91	%(3)	7.74%	0.82%	6.88%	10.46%	13.20%

Net assets, end of period (000’s omitted)	$1,857,643		$1,876,636	$1,288,137	$1,039,764	$1,008,382	$947,318

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)	Annualized.

(3)	Not annualized.

30	See Notes to Financial Statements.

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Portfolio also seeks growth of capital as a secondary investment objective. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2017, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund held an interest of 75.1%, 14.9%, 9.2% and 0.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

31

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

As of April 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

32

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

I  Credit Default Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount equal to a certain percentage of the notional amount (initial margin), which is subject to adjustment. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

J  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

K  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

L  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

33

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

M  Interim Financial Statements — The interim financial statements relating to April 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion, 0.25% from $1 billion up to $1.5 billion, 0.225% from $1.5 billion up to $2 billion and at reduced rates on daily net assets of $2 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, 2.50% when daily net assets are $1 billion but less than $1.5 billion, 2.25% when daily net assets are $1.5 billion but less than $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the six months ended April 30, 2017, the Portfolio’s investment adviser fee amounted to $3,951,846 or 0.44% (annualized) of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $402,041,537 and $477,378,270, respectively, for the six months ended April 30, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,776,293,476

Gross unrealized appreciation	$83,387,098
Gross unrealized depreciation	(19,881,210)

Net unrealized appreciation	$63,505,888

34

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

5  Restricted Securities

At April 30, 2017, the Portfolio owned the following securities (representing 1.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Ascent CNR Corp., Class A	4/25/16, 11/16/16	6,273,462	$0	$1,405,255
HF Holdings, Inc.	10/27/09	13,600	730,450	208,624
New Cotai Participation Corp., Class B	4/12/13	7	216,125	48,895

Total Common Stocks			$946,575	$1,662,774

Miscellaneous
PGP Investors, LLC, Membership Interests	10/23/12, 2/18/15	25,714	$8,868,750	$17,074,282

Total Miscellaneous			$8,868,750	$17,074,282

Total Restricted Securities			$9,815,325	$18,737,056

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2017 is included in the Portfolio of Investments. At April 30, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: During the six months ended April 30, 2017, the Portfolio entered into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance total return.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $40,849. At April 30, 2017, there were no assets pledged by the Portfolio for such liability.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative

35

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Foreign Exchange	Forward foreign currency exchange contracts	$9,019	(1)	$(40,849	)(2)

Total Derivatives subject to master netting or similar agreements		$9,019		$(40,849)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized appreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized appreciation.

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement as of April 30, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$9,019	$(9,019)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(40,849)	$9,019	$—	$—	$(31,830)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

36

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2017 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Credit	Swap contracts	$61,425	$(59,096)
Foreign Exchange	Forward foreign currency exchange contracts	(256,682)	(8,337)

Total		$(195,257)	$(67,433)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amounts of derivative contracts outstanding during the six months ended April 30, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Forward Foreign Currency Exchange Contracts*	Swap Contracts

$13,173,000	$1,486,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2017.

8  Credit Risk

The Portfolio primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

37

High Income Opportunities Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Corporate Bonds & Notes	$—	$1,562,716,138	$—	$1,562,716,138
Senior Floating-Rate Loans	—	115,750,063	—	115,750,063
Convertible Bonds	—	17,836,791	—	17,836,791
Asset-Backed Securities	—	8,024,844	—	8,024,844
Commercial Mortgage-Backed Securities	—	6,909,837	—	6,909,837
Common Stocks	18,700,618	—	4,276,944	22,977,562
Convertible Preferred Stocks	—	—	591,000	591,000
Miscellaneous	—	595	17,074,282	17,074,877
Short-Term Investments	—	87,918,252	—	87,918,252

Total Investments	$18,700,618	$1,799,156,520	$21,942,226	$1,839,799,364

Forward Foreign Currency Exchange Contracts	$—	$9,019	$—	$9,019

Total	$18,700,618	$1,799,165,539	$21,942,226	$1,839,808,383

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(40,849)	$—	$(40,849)

Total	$—	$(40,849)	$—	$(40,849)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2017 is not presented. At April 30, 2017, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

38

Eaton Vance

High Income Opportunities Fund

April 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Eaton Vance

High Income Opportunities Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of High Income Opportunities Portfolio (the “Portfolio”), the portfolio in which Eaton Vance High Income Opportunities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Portfolio.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

40

Eaton Vance

High Income Opportunities Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Portfolio. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Portfolio as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Portfolio and other types of clients. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

41

Eaton Vance

High Income Opportunities Fund

April 30, 2017

Officers and Trustees

Officers of Eaton Vance High Income Opportunities Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Officers of High Income Opportunities Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance High Income Opportunities Fund and High Income Opportunities Portfolio

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting**

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Ralph F. Verni

Scott E. Wennerholm**

*	Interested Trustee

**	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

42

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

43

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7713    4.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Portfolio’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

High Income Opportunities Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date: June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 26, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 26, 2017